Exhibit 10.1

UNITED STATES DEPARTMENT OF THE TREASURY

1500 PENNSYLVANIA AVENUE, NW

WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:

Name:

Title:

THE FIRST BANCORP, INC.

By:

Name:

Title:

Date:

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

TABLE OF CONTENTS

Page

Article I

Purchase; Closing

Article II

Representations and Warranties

2.1 Disclosure ................................................................................................................4

2.2 Representations and Warranties of the Company....................................................5

Article III

Covenants

Article IV

Additional Agreements

4.4 Transfer of Purchased Securities and Warrant Shares; Restrictions on Exercise of

Article V

Miscellaneous

LIST OF ANNEXES

ANNEX A: FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK

ANNEX B: FORM OF WAIVER

ANNEX C: FORM OF OPINION

ANNEX D: FORM OF WARRANT

INDEX OF DEFINED TERMS

Term

Location of

Definition

Affiliate 5.7(b)

Agreement Recitals

Appraisal Procedure 4.9(c)(i)

Appropriate Federal Banking Agency 2.2(s)

Bank Holding Company 4.11

Bankruptcy Exceptions 2.2(d)

Benefit Plans 1.2(d)(iv)

Board of Directors 2.2(f)

Business Combination 4.4

business day 1.3

Capitalization Date 2.2(b)

Certificate of Designations 1.2(d)(iii)

Charter 1.2(d)(iii)

Closing 1.2(a)

Closing Date 1.2(a)

Code 2.2(n)

Common Stock Recitals

Company Recitals

Company Financial Statements 2.2(h)

Company Material Adverse Effect 2.1(a)

Company Reports 2.2(i)(i)

Company Subsidiary; Company Subsidiaries 2.2(i)(i)

control; controlled by; under common control with 5.7(b)

Controlled Group 2.2(n)

CPP Recitals

EESA 1.2(d)(iv)

ERISA 2.2(n)

Exchange Act 2.1(b)

Fair Market Value 4.9(c)(ii)

Federal Reserve 4.11

GAAP 2.1(a)

Governmental Entities 1.2(c)

Holder 4.5(k)(i)

Holders’ Counsel 4.5(k)(ii)

Indemnitee 4.5(g)(i)

Information 3.5(b)

Initial Warrant Shares Recitals

Investor Recitals

Junior Stock 4.8(c)

knowledge of the Company; Company’s knowledge 5.7(c)

Last Fiscal Year 2.1(b)

Term

Location of

Definition

Letter Agreement Recitals

officers 5.7(c)

Parity Stock 4.8(c)

Pending Underwritten Offering 4.5(l)

Permitted Repurchases 4.8(a)(ii)

Piggyback Registration 4.5(a)(iv)

Plan 2.2(n)

Preferred Shares Recitals

Preferred Stock Recitals

Previously Disclosed 2.1(b)

Proprietary Rights 2.2(u)

Purchase Recitals

Purchase Price 1.1

Purchased Securities Recitals

Qualified Equity Offering 4.4

register; registered; registration 4.5(k)(iii)

Registrable Securities 4.5(k)(iv)

Registration Expenses 4.5(k)(v)

Regulatory Agreement 2.2(s)

Rule 144; Rule 144A; Rule 159A; Rule 405; Rule 415 4.5(k)(vi)

Savings and Loan Holding Company 4.11

Schedules Recitals

SEC 2.1(b)

Securities Act 2.2(a)

Selling Expenses 4.5(k)(vii)

Senior Executive Officers 4.10

Share Dilution Amount 4.8(a)(ii)

Shelf Registration Statement 4.5(a)(ii)

Signing Date 2.1(a)

Special Registration 4.5(i)

Stockholder Proposals 3.1(b)

subsidiary 5.8(a)

Tax; Taxes 2.2(o)

Transfer 4.4

Warrant Recitals

Warrant Shares 2.2(d)

SECURITIES PURCHASE AGREEMENT – STANDARD TERMS

Recitals:

WHEREAS, the United States Department of the Treasury (the “Investor”) may from time to time agree to purchase shares of preferred stock and warrants from eligible financial institutions which elect to participate in the Troubled Asset Relief Program Capital Purchase

Program (“CPP”);

WHEREAS, an eligible financial institution electing to participate in the CPP and issue securities to the Investor (referred to herein as the “Company”) shall enter into a letter agreement

(the “Letter Agreement”) with the Investor which incorporates this Securities Purchase

Agreement – Standard Terms;

WHEREAS, the Company agrees to expand the flow of credit to U.S. consumers and businesses on competitive terms to promote the sustained growth and vitality of the U.S.

economy;

WHEREAS, the Company agrees to work diligently, under existing programs, to modify the terms of residential mortgages as appropriate to strengthen the health of the U.S. housing market;

WHEREAS, the Company intends to issue in a private placement the number of shares of the series of its Preferred Stock (“Preferred Stock”) set forth on Schedule A to the Letter

Agreement (the “Preferred Shares”) and a warrant to purchase the number of shares of its

Common Stock (“Common Stock”) set forth on Schedule A to the Letter Agreement (the “Initial

Warrant Shares”) (the “Warrant” and, together with the Preferred Shares, the “Purchased

Securities”) and the Investor intends to purchase (the “Purchase”) from the Company the

Purchased Securities; and

WHEREAS, the Purchase will be governed by this Securities Purchase Agreement –

Standard Terms and the Letter Agreement, including the schedules thereto (the “Schedules”),

specifying additional terms of the Purchase. This Securities Purchase Agreement – Standard

Terms (including the Annexes hereto) and the Letter Agreement (including the Schedules thereto) are together referred to as this “Agreement”. All references in this Securities Purchase

Agreement – Standard Terms to “Schedules” are to the Schedules attached to the Letter

Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations,

warranties, covenants and agreements set forth herein, the parties agree as follows:

Article I

Purchase; Closing

1.1 Purchase. On the terms and subject to the conditions set forth in this Agreement,

the Company agrees to sell to the Investor, and the Investor agrees to purchase from the

Company, at the Closing (as hereinafter defined), the Purchased Securities for the price set forth on Schedule A (the “Purchase Price”).

1.2 Closing.

(a) On the terms and subject to the conditions set forth in this Agreement, the closing of the Purchase (the “Closing”) will take place at the location specified in Schedule A, at the time and on the date set forth in Schedule A or as soon as practicable thereafter, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

(b) Subject to the fulfillment or waiver of the conditions to the Closing in this Section

1.2, at the Closing the Company will deliver the Preferred Shares and the Warrant, in each case as evidenced by one or more certificates dated the Closing Date and bearing appropriate legends as hereinafter provided for, in exchange for payment in full of the Purchase Price by wire transfer of immediately available United States funds to a bank account designated by the

Company on Schedule A.

(c) The respective obligations of each of the Investor and the Company to consummate the Purchase are subject to the fulfillment (or waiver by the Investor and the

Company, as applicable) prior to the Closing of the conditions that (i) any approvals or authorizations of all United States and other governmental, regulatory or judicial authorities

(collectively, “Governmental Entities”) required for the consummation of the Purchase shall have been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all waiting periods required by United States and other applicable law, if any, shall have expired and (ii) no provision of any applicable United States or other law and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the purchase and sale of the Purchased Securities as contemplated by this Agreement.

(d) The obligation of the Investor to consummate the Purchase is also subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of each of the following conditions:

(i) (A) the representations and warranties of the Company set forth in (x)

Section 2.2(g) of this Agreement shall be true and correct in all respects as though made on and as of the Closing Date, (y) Sections 2.2(a) through (f) shall be true and correct in all material respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date) and (z) Sections 2.2(h) through (v) (disregarding all qualifications or limitations set forth in such representations and warranties as to “materiality”, “Company

Material Adverse Effect” and words of similar import) shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such other date), except to the extent that the failure of such representations and warranties referred to in this Section 1.2(d)(i)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not reasonably be expected to have a Company Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this

Agreement at or prior to the Closing;

(ii) the Investor shall have received a certificate signed on behalf of the

Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.2(d)(i) have been satisfied;

(iii) the Company shall have duly adopted and filed with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity the amendment to its certificate or articles of incorporation, articles of association, or similar organizational document (“Charter”) in substantially the form attached hereto as Annex

A (the “Certificate of Designations”) and such filing shall have been accepted;

(iv) (A) the Company shall have effected such changes to its compensation,

bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) (collectively, “Benefit Plans”) with respect to its Senior Executive Officers (and to the extent necessary for such changes to be legally enforceable, each of its Senior Executive Officers shall have duly consented in writing to such changes), as may be necessary, during the period that the Investor owns any debt or equity securities of the Company acquired pursuant to this Agreement or the

Warrant, in order to comply with Section 111(b) of the Emergency Economic

Stabilization Act of 2008 (“EESA”) as implemented by guidance or regulation thereunder that has been issued and is in effect as of the Closing Date, and (B) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the condition set forth in Section 1.2(d)(iv)(A) has been satisfied;

(v) each of the Company’s Senior Executive Officers shall have delivered to the Investor a written waiver in the form attached hereto as Annex B releasing the

Investor from any claims that such Senior Executive Officers may otherwise have as a result of the issuance, on or prior to the Closing Date, of any regulations which require the modification of, and the agreement of the Company hereunder to modify, the terms of any Benefit Plans with respect to its Senior Executive Officers to eliminate any provisions of such Benefit Plans that would not be in compliance with the requirements of Section 111(b) of the EESA as implemented by guidance or regulation thereunder that has been issued and is in effect as of the Closing Date;

(vi) the Company shall have delivered to the Investor a written opinion from counsel to the Company (which may be internal counsel), addressed to the Investor and dated as of the Closing Date, in substantially the form attached hereto as Annex C;

(vii) the Company shall have delivered certificates in proper form or, with the prior consent of the Investor, evidence of shares in book-entry form, evidencing the

Preferred Shares to Investor or its designee(s); and

(viii) the Company shall have duly executed the Warrant in substantially the form attached hereto as Annex D and delivered such executed Warrant to the Investor or its designee(s).

1.3 Interpretation. When a reference is made in this Agreement to “Recitals,”

“Articles,” “Sections,” or “Annexes” such reference shall be to a Recital, Article or Section of,

or Annex to, this Securities Purchase Agreement – Standard Terms, and a reference to

“Schedules” shall be to a Schedule to the Letter Agreement, in each case, unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural,

and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this

Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” "includes” or

“including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars”

mean the lawful currency of the United States of America. Except as expressly stated in this

Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes,

include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a “business day”

shall mean any day except Saturday, Sunday and any day on which banking institutions in the

State of New York generally are authorized or required by law or other governmental actions to close.

Article II

Representations and Warranties

2.1 Disclosure.

(a) “Company Material Adverse Effect” means a material adverse effect on (i) the business, results of operation or financial condition of the Company and its consolidated subsidiaries taken as a whole; provided, however, that Company Material Adverse Effect shall not be deemed to include the effects of (A) changes after the date of the Letter Agreement (the

“Signing Date”) in general business, economic or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets),

or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries in which the Company and its subsidiaries operate,

(B) changes or proposed changes after the Signing Date in generally accepted accounting principles in the United States (“GAAP”) or regulatory accounting requirements, or authoritative interpretations thereof, (C) changes or proposed changes after the Signing Date in securities,

banking and other laws of general applicability or related policies or interpretations of

Governmental Entities (in the case of each of these clauses (A), (B) and (C), other than changes or occurrences to the extent that such changes or occurrences have or would reasonably be expected to have a materially disproportionate adverse effect on the Company and its consolidated subsidiaries taken as a whole relative to comparable U.S. banking or financial services organizations), or (D) changes in the market price or trading volume of the Common

Stock or any other equity, equity-related or debt securities of the Company or its consolidated subsidiaries (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change); or (ii) the ability of the Company to consummate the Purchase and the other transactions contemplated by this Agreement and the Warrant and perform its obligations hereunder or thereunder on a timely basis.

(b) “Previously Disclosed” means information set forth or incorporated in the

Company’s Annual Report on Form 10-K for the most recently completed fiscal year of the

Company filed with the Securities and Exchange Commission (the “SEC”) prior to the Signing

Date (the “Last Fiscal Year”) or in its other reports and forms filed with or furnished to the SEC under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange

Act”) on or after the last day of the Last Fiscal Year and prior to the Signing Date.

2.2 Representations and Warranties of the Company. Except as Previously Disclosed,

the Company represents and warrants to the Investor that as of the Signing Date and as of the

Closing Date (or such other date specified herein):

(a) Organization, Authority and Significant Subsidiaries. The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization, with the necessary power and authority to own its properties and conduct its business in all material respects as currently conducted, and except as has not, individually or in the aggregate, had and would not reasonably be expected to have a Company Material Adverse

Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the

Securities Act of 1933 (the “Securities Act”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Charter and bylaws of the

Company, copies of which have been provided to the Investor prior to the Signing Date, are true,

complete and correct copies of such documents as in full force and effect as of the Signing Date.

(b) Capitalization. The authorized capital stock of the Company, and the outstanding capital stock of the Company (including securities convertible into, or exercisable or exchangeable for, capital stock of the Company) as of the most recent fiscal month-end preceding the Signing Date (the “Capitalization Date”) is set forth on Schedule B. The outstanding shares of capital stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except as provided in the Warrant, as of the Signing Date, the Company does not have outstanding any securities or other obligations providing the holder the right to acquire Common Stock that is not reserved for issuance as specified on Schedule B, and the Company has not made any other commitment to authorize,

issue or sell any Common Stock. Since the Capitalization Date, the Company has not issued any shares of Common Stock, other than (i) shares issued upon the exercise of stock options or delivered under other equity-based awards or other convertible securities or warrants which were issued and outstanding on the Capitalization Date and disclosed on Schedule B and (ii) shares disclosed on Schedule B.

(c) Preferred Shares. The Preferred Shares have been duly and validly authorized,

and, when issued and delivered pursuant to this Agreement, such Preferred Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will rank pari passu with or senior to all other series or classes of

Preferred Stock, whether or not issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the

Company.

(d) The Warrant and Warrant Shares. The Warrant has been duly authorized and,

when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”). The shares of Common Stock issuable upon exercise of the

Warrant (the “Warrant Shares”) have been duly authorized and reserved for issuance upon exercise of the Warrant and when so issued in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable, subject, if applicable, to the approvals of its stockholders set forth on Schedule C.

(e) Authorization, Enforceability.

(i) The Company has the corporate power and authority to execute and deliver this Agreement and the Warrant and, subject, if applicable, to the approvals of its stockholders set forth on Schedule C, to carry out its obligations hereunder and thereunder (which includes the issuance of the Preferred Shares, Warrant and Warrant

Shares). The execution, delivery and performance by the Company of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company, subject, in each case, if applicable, to the approvals of its stockholders set forth on Schedule C. This Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy

Exceptions.

(ii) The execution, delivery and performance by the Company of this

Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (i) subject, if applicable, to the approvals of the Company’s stockholders set forth on Schedule C, its organizational documents or (ii) any note, bond, mortgage,

indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it or any

Company Subsidiary may be bound, or to which the Company or any Company

Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling,

order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets except, in the case of clauses (A)(ii) and

(B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(iii) Other than the filing of the Certificate of Designations with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity, any current report on Form 8-K required to be filed with the SEC, such filings and approvals as are required to be made or obtained under any state “blue sky” laws, the filing of any proxy statement contemplated by Section 3.1 and such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of,

any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Purchase except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f) Anti-takeover Provisions and Rights Plan. The Board of Directors of the

Company (the “Board of Directors”) has taken all necessary action to ensure that the transactions contemplated by this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby, including the exercise of the Warrant in accordance with its terms, will be exempt from any anti-takeover or similar provisions of the Company’s Charter and bylaws, and any other provisions of any applicable “moratorium”, “control share”, “fair price”,

“interested stockholder” or other anti-takeover laws and regulations of any jurisdiction. The

Company has taken all actions necessary to render any stockholders’ rights plan of the Company inapplicable to this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby, including the exercise of the Warrant by the Investor in accordance with its terms.

(g) No Company Material Adverse Effect. Since the last day of the last completed fiscal period for which the Company has filed a Quarterly Report on Form 10-Q or an Annual

Report on Form 10-K with the SEC prior to the Signing Date, no fact, circumstance, event,

change, occurrence, condition or development has occurred that, individually or in the aggregate,

has had or would reasonably be expected to have a Company Material Adverse Effect.

(h) Company Financial Statements. Each of the consolidated financial statements of the Company and its consolidated subsidiaries (collectively the “Company Financial

Statements”) included or incorporated by reference in the Company Reports filed with the SEC since December 31, 2006, present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein (or if amended prior to the Signing Date, as of the date of such amendment) and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements (A) were prepared in conformity with GAAP applied on a consistent basis

(except as may be noted therein), (B) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries and (C) complied as to form,

as of their respective dates of filing with the SEC, in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

(i) Reports.

(i) Since December 31, 2006, the Company and each subsidiary of the

Company (each a “Company Subsidiary” and, collectively, the “Company Subsidiaries”)

has timely filed all reports, registrations, documents, filings, statements and submissions,

together with any amendments thereto, that it was required to file with any Governmental

Entity (the foregoing, collectively, the “Company Reports”) and has paid all fees and assessments due and payable in connection therewith, except, in each case, as would not,

individually or in the aggregate, reasonably be expected to have a Company Material

Adverse Effect. As of their respective dates of filing, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities. In the case of each such Company Report filed with or furnished to the SEC, such Company Report (A) did not, as of its date or if amended prior to the Signing Date, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading,

and (B) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. With respect to all other Company Reports, the

Company Reports were complete and accurate in all material respects as of their respective dates. No executive officer of the Company or any Company Subsidiary has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.

(ii) The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means

(including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the

Company Subsidiaries or their accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 2.2(i)(ii). The Company (A) has implemented and maintains disclosure controls and procedures (as defined in

Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the

Company, including the consolidated Company Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the Signing

Date, to the Company’s outside auditors and the audit committee of the Board of

Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the

Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(j) No Undisclosed Liabilities. Neither the Company nor any of the Company

Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in the Company Financial

Statements to the extent required to be so reflected or reserved against in accordance with

GAAP, except for (A) liabilities that have arisen since the last fiscal year end in the ordinary and usual course of business and consistent with past practice and (B) liabilities that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company

Material Adverse Effect.

(k) Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Purchased Securities under the Securities Act, and the rules and regulations of the SEC promulgated thereunder), which might subject the offering, issuance or sale of any of the

Purchased Securities to Investor pursuant to this Agreement to the registration requirements of the Securities Act.

(l) Litigation and Other Proceedings. Except (i) as set forth on Schedule D or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material

Adverse Effect, there is no (A) pending or, to the knowledge of the Company, threatened, claim,

action, suit, investigation or proceeding, against the Company or any Company Subsidiary or to which any of their assets are subject nor is the Company or any Company Subsidiary subject to any order, judgment or decree or (B) unresolved violation, criticism or exception by any

Governmental Entity with respect to any report or relating to any examinations or inspections of the Company or any Company Subsidiaries.

(m) Compliance with Laws. Except as would not, individually or in the aggregate,

reasonably be expected to have a Company Material Adverse Effect, the Company and the

Company Subsidiaries have all permits, licenses, franchises, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Entities that are required in order to permit them to own or lease their properties and assets and to carry on their business as presently conducted and that are material to the business of the Company or such

Company Subsidiary. Except as set forth on Schedule E, the Company and the Company

Subsidiaries have complied in all respects and are not in default or violation of, and none of them is, to the knowledge of the Company, under investigation with respect to or, to the knowledge of the Company, have been threatened to be charged with or given notice of any violation of, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license, rule,

regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any

Governmental Entity, other than such noncompliance, defaults or violations that would not,

individually or in the aggregate, reasonably be expected to have a Company Material Adverse

Effect. Except for statutory or regulatory restrictions of general application or as set forth on

Schedule E, no Governmental Entity has placed any restriction on the business or properties of the Company or any Company Subsidiary that would, individually or in the aggregate,

reasonably be expected to have a Company Material Adverse Effect.

(n) Employee Benefit Matters. Except as would not reasonably be expected to have,

either individually or in the aggregate, a Company Material Adverse Effect: (A) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security

Act of 1974, as amended (“ERISA”)) providing benefits to any current or former employee,

officer or director of the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of

Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) that is sponsored,

maintained or contributed to by the Company or any member of its Controlled Group and for which the Company or any member of its Controlled Group would have any liability, whether actual or contingent (each, a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code;

(B) with respect to each Plan subject to Title IV of ERISA (including, for purposes of this clause

(B), any plan subject to Title IV of ERISA that the Company or any member of its Controlled

Group previously maintained or contributed to in the six years prior to the Signing Date), (1) no

“reportable event” (within the meaning of Section 4043(c) of ERISA), other than a reportable event for which the notice period referred to in Section 4043(c) of ERISA has been waived, has occurred in the three years prior to the Signing Date or is reasonably expected to occur, (2) no

“accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred in the three years prior to the Signing Date or is reasonably expected to occur, (3) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on the assumptions used to fund such Plan) and (4) neither the Company nor any member of its Controlled Group has incurred in the six years prior to the Signing Date, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including any Plan that is a

“multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (C) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to its qualified status that has not been revoked, or such a determination letter has been timely applied for but not received by the Signing Date, and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss, revocation or denial of such qualified status or favorable determination letter.

(o) Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and the Company

Subsidiaries have filed all federal, state, local and foreign income and franchise Tax returns required to be filed through the Signing Date, subject to permitted extensions, and have paid all

Taxes due thereon, and (ii) no Tax deficiency has been determined adversely to the Company or any of the Company Subsidiaries, nor does the Company have any knowledge of any Tax deficiencies. “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts,

property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty,

governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity.

(p) Properties and Leases. Except as would not, individually or in the aggregate,

reasonably be expected to have a Company Material Adverse Effect, the Company and the

Company Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances, claims and defects that would affect the value thereof or interfere with the use made or to be made thereof by them. Except as would not, individually or in the aggregate, reasonably be expected to have a

Company Material Adverse Effect, the Company and the Company Subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them.

(q) Environmental Liability. Except as would not, individually or in the aggregate,

reasonably be expected to have a Company Material Adverse Effect:

(i) there is no legal, administrative, or other proceeding, claim or action of any nature seeking to impose, or that would reasonably be expected to result in the imposition of, on the Company or any Company Subsidiary, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance, including the Comprehensive Environmental Response,

Compensation and Liability Act of 1980, pending or, to the Company’s knowledge,

threatened against the Company or any Company Subsidiary;

(ii) to the Company’s knowledge, there is no reasonable basis for any such proceeding, claim or action; and

(iii) neither the Company nor any Company Subsidiary is subject to any agreement, order, judgment or decree by or with any court, Governmental Entity or third party imposing any such environmental liability.

(r) Risk Management Instruments. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the

Company’s own account, or for the account of one or more of the Company Subsidiaries or its or their customers, were entered into (i) only in the ordinary course of business, (ii) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (iii) with counterparties believed to be financially responsible at the time;

and each of such instruments constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms, except as may be limited by the Bankruptcy Exceptions. Neither the Company or the Company Subsidiaries, nor,

to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement other than such breaches that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(s) Agreements with Regulatory Agencies. Except as set forth on Schedule F, neither the Company nor any Company Subsidiary is subject to any material cease-and-desist or other similar order or enforcement action issued by, or is a party to any material written agreement,

consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2006,

has adopted any board resolutions at the request of, any Governmental Entity (other than the

Appropriate Federal Banking Agencies with jurisdiction over the Company and the Company

Subsidiaries) that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies or procedures, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Company Subsidiary been advised since December 31, 2006 by any such Governmental Entity that it is considering issuing,

initiating, ordering, or requesting any such Regulatory Agreement. The Company and each

Company Subsidiary are in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any notice from any Governmental Entity indicating that either the Company or any

Company Subsidiary is not in compliance in all material respects with any such Regulatory

Agreement. "Appropriate Federal Banking Agency" means the “appropriate Federal banking agency” with respect to the Company or such Company Subsidiaries, as applicable, as defined in

Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)).

(t) Insurance. The Company and the Company Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent and consistent with industry practice. The Company and the Company Subsidiaries are in material compliance with their insurance policies and are not in default under any of the material terms thereof, each such policy is outstanding and in full force and effect, all premiums and other payments due under any material policy have been paid,

and all claims thereunder have been filed in due and timely fashion, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material

Adverse Effect.

(u) Intellectual Property. Except as would not, individually or in the aggregate,

reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each

Company Subsidiary owns or otherwise has the right to use, all intellectual property rights,

including all trademarks, trade dress, trade names, service marks, domain names, patents,

inventions, trade secrets, know-how, works of authorship and copyrights therein, that are used in the conduct of their existing businesses and all rights relating to the plans, design and specifications of any of its branch facilities (“Proprietary Rights”) free and clear of all liens and any claims of ownership by current or former employees, contractors, designers or others and (ii)

neither the Company nor any of the Company Subsidiaries is materially infringing, diluting,

misappropriating or violating, nor has the Company or any or the Company Subsidiaries received any written (or, to the knowledge of the Company, oral) communications alleging that any of them has materially infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by any other person. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Company’s knowledge, no other person is infringing, diluting, misappropriating or violating, nor has the Company or any or the

Company Subsidiaries sent any written communications since January 1, 2006 alleging that any person has infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by the Company and the Company Subsidiaries.

(v) Brokers and Finders. No broker, finder or investment banker is entitled to any financial advisory, brokerage, finder's or other fee or commission in connection with this

Agreement or the Warrant or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Company or any Company Subsidiary for which the

Investor could have any liability.

Article III

Covenants

3.1 Commercially Reasonable Efforts.

(a) Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Purchase as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall use commercially reasonable efforts to cooperate with the other party to that end.

(b) If the Company is required to obtain any stockholder approvals set forth on

Schedule C, then the Company shall comply with this Section 3.1(b) and Section 3.1(c). The

Company shall call a special meeting of its stockholders, as promptly as practicable following the Closing, to vote on proposals (collectively, the “Stockholder Proposals”) to (i) approve the exercise of the Warrant for Common Stock for purposes of the rules of the national security exchange on which the Common Stock is listed and/or (ii) amend the Company’s Charter to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full exercise of the Warrant for Common Stock and comply with the other provisions of this Section 3.1(b) and Section 3.1(c). The Board of Directors shall recommend to the Company’s stockholders that such stockholders vote in favor of the

Stockholder Proposals. In connection with such meeting, the Company shall prepare (and the

Investor will reasonably cooperate with the Company to prepare) and file with the SEC as promptly as practicable (but in no event more than ten business days after the Closing) a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the SEC or its staff thereon and to cause a definitive proxy statement related to such stockholders’ meeting to be mailed to the Company’s stockholders not more than five business days after clearance thereof by the SEC, and shall use its reasonable best efforts to solicit proxies for such stockholder approval of the Stockholder Proposals. The Company shall notify the

Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the

SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to such stockholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. Each of the Investor and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Investor prior to filing any proxy statement, or any amendment or supplement thereto, and provide the

Investor with a reasonable opportunity to comment thereon. In the event that the approval of any of the Stockholder Proposals is not obtained at such special stockholders meeting, the Company shall include a proposal to approve (and the Board of Directors shall recommend approval of)

each such proposal at a meeting of its stockholders no less than once in each subsequent sixmonth period beginning on January 1, 2009 until all such approvals are obtained or made.

(c) None of the information supplied by the Company or any of the Company

Subsidiaries for inclusion in any proxy statement in connection with any such stockholders meeting of the Company will, at the date it is filed with the SEC, when first mailed to the

Company’s stockholders and at the time of any stockholders meeting, and at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.2 Expenses. Unless otherwise provided in this Agreement or the Warrant, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement and the Warrant, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

3.3 Sufficiency of Authorized Common Stock; Exchange Listing.

(a) During the period from the Closing Date (or, if the approval of the Stockholder

Proposals is required, the date of such approval) until the date on which the Warrant has been fully exercised, the Company shall at all times have reserved for issuance, free of preemptive or similar rights, a sufficient number of authorized and unissued Warrant Shares to effectuate such exercise. Nothing in this Section 3.3 shall preclude the Company from satisfying its obligations in respect of the exercise of the Warrant by delivery of shares of Common Stock which are held in the treasury of the Company. As soon as reasonably practicable following the Closing, the

Company shall, at its expense, cause the Warrant Shares to be listed on the same national securities exchange on which the Common Stock is listed, subject to official notice of issuance,

and shall maintain such listing for so long as any Common Stock is listed on such exchange.

(b) If requested by the Investor, the Company shall promptly use its reasonable best efforts to cause the Preferred Shares to be approved for listing on a national securities exchange as promptly as practicable following such request.

3.4 Certain Notifications Until Closing. From the Signing Date until the Closing, the

Company shall promptly notify the Investor of (i) any fact, event or circumstance of which it is aware and which would reasonably be expected to cause any representation or warranty of the

Company contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of the Company contained in this Agreement not to be complied with or satisfied in any material respect and (ii) except as Previously Disclosed, any fact, circumstance, event, change, occurrence, condition or development of which the Company is aware and which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect; provided, however, that delivery of any notice pursuant to this Section 3.4 shall not limit or affect any rights of or remedies available to the

Investor; provided, further, that a failure to comply with this Section 3.4 shall not constitute a breach of this Agreement or the failure of any condition set forth in Section 1.2 to be satisfied unless the underlying Company Material Adverse Effect or material breach would independently result in the failure of a condition set forth in Section 1.2 to be satisfied.

3.5 Access, Information and Confidentiality.

(a) From the Signing Date until the date when the Investor holds an amount of

Preferred Shares having an aggregate liquidation value of less than 10% of the Purchase Price,

the Company will permit the Investor and its agents, consultants, contractors and advisors (x)

acting through the Appropriate Federal Banking Agency, to examine the corporate books and make copies thereof and to discuss the affairs, finances and accounts of the Company and the

Company Subsidiaries with the principal officers of the Company, all upon reasonable notice and at such reasonable times and as often as the Investor may reasonably request and (y) to review any information material to the Investor’s investment in the Company provided by the Company to its Appropriate Federal Banking Agency. Any investigation pursuant to this Section 3.5 shall be conducted during normal business hours and in such manner as not to interfere unreasonably with the conduct of the business of the Company, and nothing herein shall require the Company or any Company Subsidiary to disclose any information to the Investor to the extent (i)

prohibited by applicable law or regulation, or (ii) that such disclosure would reasonably be expected to cause a violation of any agreement to which the Company or any Company

Subsidiary is a party or would cause a risk of a loss of privilege to the Company or any Company

Subsidiary (provided that the Company shall use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances where the restrictions in this clause (ii) apply).

(b) The Investor will use reasonable best efforts to hold, and will use reasonable best efforts to cause its agents, consultants, contractors and advisors to hold, in confidence all nonpublic records, books, contracts, instruments, computer data and other data and information

(collectively, “Information”) concerning the Company furnished or made available to it by the

Company or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (i) previously known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by the party to which it was furnished (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent the Investor from disclosing any Information to the extent required by applicable laws or regulations or by any subpoena or similar legal process.

Article IV

Additional Agreements

4.1 Purchase for Investment. The Investor acknowledges that the Purchased Securities and the Warrant Shares have not been registered under the Securities Act or under any state securities laws. The Investor (a) is acquiring the Purchased Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Purchased Securities or the

Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Purchase and of making an informed investment decision.

4.2 Legends.

(a) The Investor agrees that all certificates or other instruments representing the

Warrant and the Warrant Shares will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE

SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD

OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION

STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND

APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION

FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b) The Investor agrees that all certificates or other instruments representing the

Warrant will also bear a legend substantially to the following effect:

“THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON

TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE

AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE

INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE

ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT

BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH

SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE

WITH SAID AGREEMENT WILL BE VOID.”

(c) In addition, the Investor agrees that all certificates or other instruments representing the Preferred Shares will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS

ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT

INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY

OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY

NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE

A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER

SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO

AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS

INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE

EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE

144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED

BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT

IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A

UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL

OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS

INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT

WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG

AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE

FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY

BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE

144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER

TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN

RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY

OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL

GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS

INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE

EFFECT OF THIS LEGEND.”

(d) In the event that any Purchased Securities or Warrant Shares (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule

144A), the Company shall issue new certificates or other instruments representing such

Purchased Securities or Warrant Shares, which shall not contain the applicable legends in

Sections 4.2(a) and (c) above; provided that the Investor surrenders to the Company the previously issued certificates or other instruments. Upon Transfer of all or a portion of the

Warrant in compliance with Section 4.4, the Company shall issue new certificates or other instruments representing the Warrant, which shall not contain the applicable legend in Section

4.2(b) above; provided that the Investor surrenders to the Company the previously issued certificates or other instruments.

4.3 Certain Transactions. The Company will not merge or consolidate with, or sell,

transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not the

Company), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Agreement to be performed and observed by the

Company.

4.4 Transfer of Purchased Securities and Warrant Shares; Restrictions on Exercise of

the Warrant. Subject to compliance with applicable securities laws, the Investor shall be permitted to transfer, sell, assign or otherwise dispose of (“Transfer”) all or a portion of the

Purchased Securities or Warrant Shares at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate the Transfer of the Purchased Securities and the Warrant Shares; provided that the Investor shall not Transfer a portion or portions of the

Warrant with respect to, and/or exercise the Warrant for, more than one-half of the Initial

Warrant Shares (as such number may be adjusted from time to time pursuant to Section 13 thereof) in the aggregate until the earlier of (a) the date on which the Company (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Purchase

Price (and the purchase price paid by the Investor to any such successor for securities of such successor purchased under the CPP) from one or more Qualified Equity Offerings (including

Qualified Equity Offerings of such successor) and (b) December 31, 2009. “Qualified Equity

Offering” means the sale and issuance for cash by the Company to persons other than the

Company or any of the Company Subsidiaries after the Closing Date of shares of perpetual

Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Company at the time of issuance under the applicable risk-based capital guidelines of the Company’s Appropriate Federal Banking Agency

(other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13,

2008). “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders.

4.5 Registration Rights.

(a) Registration.

(i) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the Closing Date (and in any event no later than 30 days after the Closing Date), the Company shall prepare and file with the SEC a Shelf Registration Statement covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the

Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf

Registration Statement (or a new Shelf Registration Statement) if the initial Shelf

Registration Statement expires). So long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf

Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

Notwithstanding the foregoing, if on the Signing Date the Company is not eligible to file a registration statement on Form S-3, then the Company shall not be obligated to file a

Shelf Registration Statement unless and until requested to do so in writing by the

Investor.

(ii) Any registration pursuant to Section 4.5(a)(i) shall be effected by means of a shelf registration on an appropriate form under Rule 415 under the Securities Act (a

“Shelf Registration Statement”). If the Investor or any other Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.5(c); provided that the

Company shall not be required to facilitate an underwritten offering of Registrable

Securities unless the expected gross proceeds from such offering exceed (i) 2% of the initial aggregate liquidation preference of the Preferred Shares if such initial aggregate liquidation preference is less than $2 billion and (ii) $200 million if the initial aggregate liquidation preference of the Preferred Shares is equal to or greater than $2 billion. The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed; provided that to the extent appropriate and permitted under applicable law, such Holders shall consider the qualifications of any broker-dealer Affiliate of the Company in selecting the lead underwriters in any such distribution.

(iii) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to Section 4.5(a): (A) with respect to securities that are not Registrable Securities; or (B) if the Company has notified the Investor and all other

Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (1) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than three times in any

12-month period and not more than 90 days in the aggregate in any 12-month period.

(iv) If during any period when an effective Shelf Registration Statement is not available, the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.5(a)(i) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of

Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and will include in such registration all

Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a

“Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The

Company may terminate or withdraw any registration under this Section 4.5(a)(iv) prior to the effectiveness of such registration, whether or not Investor or any other Holders have elected to include Registrable Securities in such registration.

(v) If the registration referred to in Section 4.5(a)(iv) is proposed to be underwritten, the Company will so advise Investor and all other Holders as a part of the written notice given pursuant to Section 4.5(a)(iv). In such event, the right of Investor and all other Holders to registration pursuant to Section 4.5(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s

Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the Investor (if the Investor is participating in the underwriting).

(vi) If either (x) the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf

Registration Statement pursuant to Section 4.5(a)(ii) or (y) a Piggyback Registration

under Section 4.5(a)(iv) relates to an underwritten offering on behalf of the Company,

and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering

(including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (A) first, in the case of a Piggyback

Registration under Section 4.5(a)(iv), the securities the Company proposes to sell, (B)

then the Registrable Securities of the Investor and all other Holders who have requested inclusion of Registrable Securities pursuant to Section 4.5(a)(ii) or Section 4.5(a)(iv), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C) lastly, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement; provided,

however, that if the Company has, prior to the Signing Date, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby then it shall apply the order of priority in such conflicting agreement to the extent that it would otherwise result in a breach under such agreement.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All

Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. The Company shall use its reasonable best efforts,

for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) and to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it has such status on the Signing Date or becomes eligible for such status in the future. In addition,

whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the

Company shall, as expeditiously as reasonably practicable:

(i) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 4.5(d), keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer

Registrable Securities.

(ii) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(iii) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto

(including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of

Registrable Securities owned or to be distributed by them.

(iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect,

includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(vi) Give written notice to the Holders:

(A) when any registration statement filed pursuant to Section 4.5(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act)

and when such registration statement or any post-effective amendment thereto has become effective;

(B) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(C) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common

Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(E) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading

(which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(F) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.5(c)(x) cease to be true and correct.

(vii) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.5(c)(vi)(C) at the earliest practicable time.

(viii) Upon the occurrence of any event contemplated by Section 4.5(c)(v) or

4.5(c)(vi)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4.5(c)(vi)(E)

to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such

Holders’ or underwriters’ possession. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(ix) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(x) If an underwritten offering is requested pursuant to Section 4.5(a)(ii), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable

Securities being sold in connection therewith or by the managing underwriter(s), if any,

to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows”,

similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf

Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope,

and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain

“cold comfort” letters from the independent certified public accountants of the Company

(and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings (provided that the Investor shall not be obligated to provide any indemnity), and

(E) deliver such documents and certificates as may be reasonably requested by the

Holders of a majority of the Registrable Securities being sold in connection therewith,

their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(xi) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested

(and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative,

managing underwriter(s), attorney or accountant in connection with such Shelf

Registration Statement.

(xii) Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the

Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such

Registrable Securities to be listed on such securities exchange as the Investor may designate.

(xiii) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any,

promptly include in a prospectus supplement or amendment such information as the

Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the

Company has received such request.

(xiv) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated

therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement,

the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of

Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such

Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f) Furnishing Information.

(i) Neither the Investor nor any Holder shall use any free writing prospectus

(as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.5(c) that Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their

Registrable Securities.

(g) Indemnification.

(i) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents,

representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims,

damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims,

damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule

405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss,

claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(ii) If the indemnification provided for in Section 4.5(g)(i) is unavailable to an

Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses,

claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses,

claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the

Indemnitee, on the other hand, shall be determined by reference to, among other factors,

whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.5(g)(ii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.5(g)(i). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h) Assignment of Registration Rights. The rights of the Investor to registration of

Registrable Securities pursuant to Section 4.5(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities with a liquidation preference or, in the case of Registrable

Securities other than Preferred Shares, a market value, no less than an amount equal to (i) 2% of the initial aggregate liquidation preference of the Preferred Shares if such initial aggregate liquidation preference is less than $2 billion and (ii) $200 million if the initial aggregate liquidation preference of the Preferred Shares is equal to or greater than $2 billion; provided,

however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of

Registrable Securities that are being assigned. For purposes of this Section 4.5(h), “market value” per share of Common Stock shall be the last reported sale price of the Common Stock on the national securities exchange on which the Common Stock is listed or admitted to trading on the last trading day prior to the proposed transfer, and the “market value” for the Warrant (or any portion thereof) shall be the market value per share of Common Stock into which the Warrant (or such portion) is exercisable less the exercise price per share.

(i) Clear Market. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Section 4.5, the Company agrees not to effect

(other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special

Registration) covering, in the case of an underwritten offering of Common Stock or Warrants,

any of its equity securities or, in the case of an underwritten offering of Preferred Shares, any

Preferred Stock of the Company, or, in each case, any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter for such underwritten offering. The Company also agrees to cause such of its directors and senior executive officers to execute and deliver customary lock-up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter. “Special Registration” means the registration of (A)

equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or

Form S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants,

customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(j) Rule 144; Rule 144A. With a view to making available to the Investor and

Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the

Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the

Securities Act, at all times after the Signing Date;

(ii) (A) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and (B) if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) under the Securities Act);

(iii) so long as the Investor or a Holder owns any Registrable Securities,

furnish to the Investor or such Holder forthwith upon request: a written statement by the

Company as to its compliance with the reporting requirements of Rule 144 under the

Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; and

(iv) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 4.5, the following terms shall have the following respective meanings:

(i) “Holder” means the Investor and any other holder of Registrable

Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.5(h) hereof.

(ii) “Holders’ Counsel” means one counsel for the selling Holders chosen by

Holders holding a majority interest in the Registrable Securities being registered.

(iii) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the

Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on

Form S-3.

(iv) “Registrable Securities” means (A) all Preferred Shares, (B) the Warrant

(subject to Section 4.5(p)) and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clauses (A) or (B) by way of conversion, exercise or exchange thereof, including the Warrant Shares, or share dividend or share split or in connection with a combination of shares, recapitalization,

reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable

Securities when (1) they are sold pursuant to an effective registration statement under the

Securities Act, (2) except as provided below in Section 4.5(o), they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, (3) they shall have ceased to be outstanding or (4) they have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

(v) “Registration Expenses” mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.5, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of

Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(vi) “Rule 144”, “Rule 144A”, “Rule 159A”, “Rule 405” and “Rule 415” mean,

in each case, such rule promulgated under the Securities Act (or any successor provision),

as the same shall be amended from time to time.

(vii) “Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.5 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 4.5(a)(iv) – (vi) in any

Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a

Holder’s rights or obligations under Section 4.5(f) with respect to any prior registration or

Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any

Holder forfeiting its rights pursuant to this Section 4.5(l), any underwritten offering of

Registrable Securities in which such Holder has advised the Company of its intent to register its

Registrable Securities either pursuant to Section 4.5(a)(ii) or 4.5(a)(iv) prior to the date of such

Holder’s forfeiture.

(m) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Section

4.5 and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Company under this Section 4.5 in accordance with the terms and conditions of this Section 4.5.

(n) No Inconsistent Agreements. The Company shall not, on or after the Signing

Date, enter into any agreement with respect to its securities that may impair the rights granted to the Investor and the Holders under this Section 4.5 or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Section 4.5. In the event the Company has, prior to the Signing Date, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Section 4.5 (including agreements that are inconsistent with the order of priority contemplated by Section 4.5(a)(vi)) or that may otherwise conflict with the provisions hereof, the Company shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Section 4.5.

(o) Certain Offerings by the Investor. In the case of any securities held by the

Investor that cease to be Registrable Securities solely by reason of clause (2) in the definition of

“Registrable Securities,” the provisions of Sections 4.5(a)(ii), clauses (iv), (ix) and (x)-(xii) of

Section 4.5(c), Section 4.5(g) and Section 4.5(i) shall continue to apply until such securities otherwise cease to be Registrable Securities. In any such case, an “underwritten” offering or other disposition shall include any distribution of such securities on behalf of the Investor by one or more broker-dealers, an “underwriting agreement” shall include any purchase agreement entered into by such broker-dealers, and any “registration statement” or “prospectus” shall include any offering document approved by the Company and used in connection with such distribution.

(p) Registered Sales of the Warrant. The Holders agree to sell the Warrant or any portion thereof under the Shelf Registration Statement only beginning 30 days after notifying the

Company of any such sale, during which 30-day period the Investor and all Holders of the

Warrant shall take reasonable steps to agree to revisions to the Warrant to permit a public distribution of the Warrant, including entering into a warrant agreement and appointing a warrant agent.

4.6 Voting of Warrant Shares. Notwithstanding anything in this Agreement to the contrary, the Investor shall not exercise any voting rights with respect to the Warrant Shares.

4.7 Depositary Shares. Upon request by the Investor at any time following the

Closing Date, the Company shall promptly enter into a depositary arrangement, pursuant to customary agreements reasonably satisfactory to the Investor and with a depositary reasonably acceptable to the Investor, pursuant to which the Preferred Shares may be deposited and depositary shares, each representing a fraction of a Preferred Share as specified by the Investor,

may be issued. From and after the execution of any such depositary arrangement, and the deposit of any Preferred Shares pursuant thereto, the depositary shares issued pursuant thereto shall be deemed “Preferred Shares” and, as applicable, “Registrable Securities” for purposes of this

Agreement.

4.8 Restriction on Dividends and Repurchases.

(a) Prior to the earlier of (x) the third anniversary of the Closing Date and (y) the date on which the Preferred Shares have been redeemed in whole or the Investor has transferred all of the Preferred Shares to third parties which are not Affiliates of the Investor, neither the Company nor any Company Subsidiary shall, without the consent of the Investor:

(i) declare or pay any dividend or make any distribution on the Common

Stock (other than (A) regular quarterly cash dividends of not more than the amount of the last quarterly cash dividend per share declared or, if lower, publicly announced an intention to declare, on the Common Stock prior to October 14, 2008, as adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction, (B)

dividends payable solely in shares of Common Stock and (C) dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan); or

(ii) redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, or any trust preferred securities issued by the Company or any Affiliate of the Company, other than (A)

redemptions, purchases or other acquisitions of the Preferred Shares, (B) redemptions,

purchases or other acquisitions of shares of Common Stock or other Junior Stock, in each case in this clause (B) in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution

Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice; provided that any purchases to offset the Share Dilution

Amount shall in no event exceed the Share Dilution Amount, (C) purchases or other acquisitions by a broker-dealer subsidiary of the Company solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or

Parity Stock in the ordinary course of its business, (D) purchases by a broker-dealer subsidiary of the Company of capital stock of the Company for resale pursuant to an offering by the Company of such capital stock underwritten by such broker-dealer subsidiary, (E) any redemption or repurchase of rights pursuant to any stockholders’

rights plan, (F) the acquisition by the Company or any of the Company Subsidiaries of

record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Company or any other Company Subsidiary), including as trustees or custodians, and (G) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock or trust preferred securities for or into other Parity

Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case set forth in this clause (G), solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common

Stock (clauses (C) and (F), collectively, the “Permitted Repurchases”). “Share Dilution

Amount” means the increase in the number of diluted shares outstanding (determined in accordance with GAAP, and as measured from the date of the Company’s most recently filed Company Financial Statements prior to the Closing Date) resulting from the grant,

vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

(b) Until such time as the Investor ceases to own any Preferred Shares, the Company shall not repurchase any Preferred Shares from any holder thereof, whether by means of open market purchase, negotiated transaction, or otherwise, other than Permitted Repurchases, unless it offers to repurchase a ratable portion of the Preferred Shares then held by the Investor on the same terms and conditions.

(c) “Junior Stock” means Common Stock and any other class or series of stock of the

Company the terms of which expressly provide that it ranks junior to the Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company.

“Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

4.9 Repurchase of Investor Securities.

(a) Following the redemption in whole of the Preferred Shares held by the Investor or the Transfer by the Investor of all of the Preferred Shares to one or more third parties not affiliated with the Investor, the Company may repurchase, in whole or in part, at any time any other equity securities of the Company purchased by the Investor pursuant to this Agreement or the Warrant and then held by the Investor, upon notice given as provided in clause (b) below, at the Fair Market Value of the equity security.

(b) Notice of every repurchase of equity securities of the Company held by the

Investor shall be given at the address and in the manner set forth for such party in Section 5.6.

Each notice of repurchase given to the Investor shall state: (i) the number and type of securities to be repurchased, (ii) the Board of Director’s determination of Fair Market Value of such securities and (iii) the place or places where certificates representing such securities are to be surrendered for payment of the repurchase price. The repurchase of the securities specified in the notice shall occur as soon as practicable following the determination of the Fair Market

Value of the securities.

(c) As used in this Section 4.9, the following terms shall have the following respective meanings:

(i) “Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Investor, shall mutually agree upon the Fair Market Value. Each party shall deliver a notice to the other appointing its appraiser within 10 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the Fair Market Value, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Company and the Investor; otherwise, the average of all three determinations shall be binding upon the Company and the Investor. The costs of conducting any Appraisal Procedure shall be borne by the Company.

(ii) “Fair Market Value” means, with respect to any security, the fair market value of such security as determined by the Board of Directors, acting in good faith in reliance on an opinion of a nationally recognized independent investment banking firm retained by the Company for this purpose and certified in a resolution to the Investor. If the Investor does not agree with the Board of Director’s determination, it may object in writing within 10 days of receipt of the Board of Director’s determination. In the event of such an objection, an authorized representative of the Investor and the chief executive officer of the Company shall promptly meet to resolve the objection and to agree upon the Fair Market Value. If the chief executive officer and the authorized representative are unable to agree on the Fair Market Value during the 10-day period following the delivery of the Investor’s objection, the Appraisal Procedure may be invoked by either party to determine the Fair Market Value by delivery of a written notification thereof not later than the 30th day after delivery of the Investor’s objection.

4.10 Executive Compensation. Until such time as the Investor ceases to own any debt or equity securities of the Company acquired pursuant to this Agreement or the Warrant, the

Company shall take all necessary action to ensure that its Benefit Plans with respect to its Senior

Executive Officers comply in all respects with Section 111(b) of the EESA as implemented by any guidance or regulation thereunder that has been issued and is in effect as of the Closing Date,

and shall not adopt any new Benefit Plan with respect to its Senior Executive Officers that does not comply therewith. “Senior Executive Officers” means the Company's "senior executive officers" as defined in subsection 111(b)(3) of the EESA and regulations issued thereunder,

including the rules set forth in 31 C.F.R. Part 30.

4.11 Bank and Thrift Holding Company Status. If the Company is a Bank Holding

Company or a Savings and Loan Holding Company on the Signing Date, then the Company shall maintain its status as a Bank Holding Company or Savings and Loan Holding Company, as the

case may be, for as long as the Investor owns any Purchased Securities or Warrant Shares. The

Company shall redeem all Purchased Securities and Warrant Shares held by the Investor prior to terminating its status as a Bank Holding Company or Savings and Loan Holding Company, as

applicable. “Bank Holding Company” means a company registered as such with the Board of

Governors of the Federal Reserve System (the “Federal Reserve”) pursuant to 12 U.S.C. §1842 and the regulations of the Federal Reserve promulgated thereunder. “Savings and Loan Holding

Company” means a company registered as such with the Office of Thrift Supervision pursuant to

12 U.S.C. §1467(a) and the regulations of the Office of Thrift Supervision promulgated thereunder.

4.12 Predominantly Financial. For as long as the Investor owns any Purchased

Securities or Warrant Shares, the Company, to the extent it is not itself an insured depository institution, agrees to remain predominantly engaged in financial activities. A company is predominantly engaged in financial activities if the annual gross revenues derived by the company and all subsidiaries of the company (excluding revenues derived from subsidiary depository institutions), on a consolidated basis, from engaging in activities that are financial in nature or are incidental to a financial activity under subsection (k) of Section 4 of the Bank

Holding Company Act of 1956 (12 U.S.C. 1843(k)) represent at least 85 percent of the consolidated annual gross revenues of the company.

Article V

Miscellaneous

5.1 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by either the Investor or the Company if the Closing shall not have occurred by the 30th calendar day following the Signing Date; provided, however, that in the event the

Closing has not occurred by such 30th calendar day, the parties will consult in good faith to determine whether to extend the term of this Agreement, it being understood that the parties shall be required to consult only until the fifth day after such 30th calendar day and not be under any obligation to extend the term of this Agreement thereafter; provided, further, that the right to terminate this Agreement under this Section 5.1(a) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this

Agreement shall have caused or resulted in the failure of the Closing to occur on or prior to such date; or

(b) by either the Investor or the Company in the event that any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree,

ruling or other action shall have become final and nonappealable; or

(c) by the mutual written consent of the Investor and the Company.

In the event of termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this

Agreement.

5.2 Survival of Representations and Warranties. All covenants and agreements, other than those which by their terms apply in whole or in part after the Closing, shall terminate as of the Closing. The representations and warranties of the Company made herein or in any certificates delivered in connection with the Closing shall survive the Closing without limitation.

5.3 Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer or a duly authorized representative of each party;

provided that the Investor may unilaterally amend any provision of this Agreement to the extent required to comply with any changes after the Signing Date in applicable federal statutes. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law.

5.4 Waiver of Conditions. The conditions to each party’s obligation to consummate the Purchase are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

5.5 Governing Law: Submission to Jurisdiction, Etc. This Agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of

New York applicable to contracts made and to be performed entirely within such State.

Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the

United States District Court for the District of Columbia and the United States Court of

Federal Claims for any and all civil actions, suits or proceedings arising out of or relating to this Agreement or the Warrant or the transactions contemplated hereby or thereby, and

(b) that notice may be served upon (i) the Company at the address and in the manner set forth for notices to the Company in Section 5.6 and (ii) the Investor in accordance with federal law. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to this

Agreement or the Warrant or the transactions contemplated hereby or thereby.

5.6 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices to the Company shall be delivered as set forth in Schedule A, or pursuant to such other instruction as may be designated in writing by the Company to the

Investor. All notices to the Investor shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Investor to the Company.

If to the Investor:

United States Department of the Treasury

1500 Pennsylvania Avenue, NW, Room 2312

Washington, D.C. 20220

Attention: Assistant General Counsel (Banking and Finance)

Facsimile: (202) 622-1974

5.7 Definitions

(a) When a reference is made in this Agreement to a subsidiary of a person, the term

“subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.

(b) The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(c) The terms “knowledge of the Company” or “Company’s knowledge” mean the actual knowledge after reasonable and due inquiry of the “officers” (as such term is defined in

Rule 3b-2 under the Exchange Act, but excluding any Vice President or Secretary) of the

Company.

5.8 Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (a) an assignment, in the case of a Business Combination where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale and (b) as provided in Section 4.5.

5.9 Severability. If any provision of this Agreement or the Warrant, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination,

the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.10 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor any benefit, right or remedies, except that the provisions of Section 4.5 shall inure to the benefit of the persons referred to in that Section.

* * *

ANNEX A

FORM OF CERTIFICATE OF DESIGNATIONS

[SEE ATTACHED]

ANNEX B

FORM OF WAIVER

In consideration for the benefits I will receive as a result of my employer’s participation in the

United States Department of the Treasury’s TARP Capital Purchase Program, I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the

Department of the Treasury as published in the Federal Register on October 20, 2008.

I acknowledge that this regulation may require modification of the compensation, bonus,

incentive and other benefit plans, arrangements, policies and agreements (including so-called

“golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.

This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

ANNEX C

FORM OF OPINION

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation.

(b) The Preferred Shares have been duly and validly authorized, and, when issued and delivered pursuant to the Agreement, the Preferred Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will rank pari passu with or senior to all other series or classes of Preferred Stock issued on the

Closing Date with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

(c) The Warrant has been duly authorized and, when executed and delivered as contemplated by the Agreement, will constitute a valid and legally binding obligation of the

Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles,

regardless of whether such enforceability is considered in a proceeding at law or in equity.

(d) The shares of Common Stock issuable upon exercise of the Warrant have been duly authorized and reserved for issuance upon exercise of the Warrant and when so issued in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable

[insert, if applicable: , subject to the approvals of the Company’s stockholders set forth on

Schedule C].

(e) The Company has the corporate power and authority to execute and deliver the

Agreement and the Warrant and [insert, if applicable: , subject to the approvals of the

Company’s stockholders set forth on Schedule C,] to carry out its obligations thereunder (which includes the issuance of the Preferred Shares, Warrant and Warrant Shares).

(f) The execution, delivery and performance by the Company of the Agreement and the Warrant and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company [insert, if applicable:

, subject, in each case, to the approvals of the Company’s stockholders set forth on Schedule C].

(g) The Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity; provided, however, such counsel need express no opinion with respect to Section 4.5(g) or the severability provisions of the Agreement insofar as Section 4.5(g) is concerned.

ANNEX D

FORM OF WARRANT

[SEE ATTACHED]

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company:	The First Bancorp, Inc.
Corporate or other organizational form:	Corporation
Jurisdiction of Organization:	State of Maine
Appropriate Federal Banking Agency:	Federal Reserve Bank of Boston
Notice Information:	Daniel R. Daigneault
President & CEO
The First Bancorp, Inc.
P.O. Box 940
Damariscotta, Maine 04543

Terms of the Purchase:

Series of Preferred Stock Purchased:	Series A
Per Share Liquidation Preference of Preferred Stock:	$1,000
Number of Shares of Preferred Stock Purchased:	25,000
Dividend Payment Dates on the Preferred Stock:	February 15, May 15, August 15, November 15
Number of Initial Warrant Shares:	225,904
Exercise Price of the Warrant:	$16.60
Purchase Price:

Closing:

Location of Closing:

Time of Closing:

Date of Closing:

Wire Information for Closing:

ABA Number:	011201830
Bank:	The First, N.A.
Account Name:	The First Bancorp, Inc.
Account Number:	6010475112
Beneficiary:	The First Bancorp, Inc.

SCHEDULE B

CAPITALIZATION

Capitalization Date:	December 31, 2008

Common Stock

Par value:	$0.01
Total Authorized:	18,000,000
Outstanding:	9,695,672

Subject to warrants, options, convertible

securities, etc.:	79,000
Reserved for benefit plans and other issuances:	703,008
Remaining authorized but unissued:	7,522,620

Shares issued after Capitalization Date

(other than pursuant to warrants, options,

convertible securities, etc. as set forth

above):	79

Preferred Stock

Par value:	None
Total Authorized:	1,000,000
Outstanding (by series):	0
Reserved for issuance:	0
Remaining authorized but unissued:	1,000,000

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

Required[1]	% Vote Required

Warrants -- Common Stock Issuance	No
Stock Exchange Rules	No

If no stockholder approvals are required, please so indicate by checking the box: (

1If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

SCHEDULE D

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: Ý

SCHEDULE E

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ( .

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: (.

.

SCHEDULE F

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: (.